February 26, 2004

DREYFUS PREMIER GROWTH AND INCOME FUND
DREYFUS PREMIER BALANCED OPPORTUNITY FUND
DREYFUS PREMIER CORE EQUITY FUND
THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
DREYFUS PREMIER NEW LEADERS FUND, INC.
DREYFUS PREMIER EMERGING MARKETS FUND

Supplement to Current Statement of
Additional Information

Effective March 1, 2004, the following information
supersedes and replaces the information contained in the
second paragraph in the section of the Fund’s Statement of
Additional Information entitled “Shareholder Services –
Automatic Withdrawal Plan”:

No CDSC with respect to Class B or Class C shares will be
imposed on withdrawals made under the Automatic Withdrawal
Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic
Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or
Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC under the Automatic
Withdrawal Plan will be subject to any applicable CDSC.
Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and
Class T shares generally are undesirable.

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